CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated as of the report dates stated below, relating to the financial statements and financial highlights which appear in the Annual Reports to Shareholders, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights of the Buying Funds” and “Independent Registered Public Accounting Firms” in such Registration Statement.

Report Date	Annual Shareholder Report Date	Fund Name
10/22/2012	8/31/2012	Columbia Mid Cap Growth Fund
10/22/2012	8/31/2012	Columbia Small Cap Growth Fund I
10/22/2012	8/31/2012	Columbia Emerging Markets Fund
6/8/2012	4/30/2012	Columbia Intermediate Bond Fund
9/21/2012	7/31/2012	Columbia Tax-Exempt Fund

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 30, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated as of the report dates stated below, relating to the financial statements and financial highlights which appear in the Annual Reports to Shareholders, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement on Form N-14 of our report for the fund dates stated below, relating to the financial statements and financial highlights appearing in the Annual Report to Shareholders, and the reference to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” appearing in the Prospectus and Statement of Additional Information on Form N-1A dated as noted below, which are also incorporated by reference in this Registration Statement.

Report Date	Annual Shareholder Report Date	N-1A Date	Fund Name
10/22/2012	8/31/2012	Not Applicable	Columbia Frontier Fund
10/24/2012	8/31/2012	Not Applicable	Columbia Diversified Bond Fund
4/20/2012	2/29/2012	7/1/2012	Columbia Small Cap Growth Fund II
12/22/2011	10/31/2011	3/1/2012	Columbia Massachusetts Tax-Exempt Fund
12/22/2011	10/31/2011	3/1/2012	Columbia Connecticut Tax-Exempt Fund
5/22/2012	3/31/2012	8/1/2012	Columbia Select Small Cap Fund

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 30, 2012